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                                  A  registration  statement has been filed with
                                  the  Securities  and  Exchange  Commission  in
                                  connection  with  the  Exchange   Offer.   The
                                  completion of the Exchange  Offer is dependent
                                  upon  the  registration   statement   becoming
                                  effective.
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                               CII Financial, Inc.

                          NOTICE OF GUARANTEED DELIVERY

                                   To Exchange
                                 the outstanding
         7 1/2% Convertible Subordinated Debentures due September 15, 2001
                             of CII Financial, Inc.

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 25,
2001 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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     You must use this  form or one  substantially  equivalent  to this  form to accept the Exchange Offer of CII Financial, Inc. ("CII Financial") made pursuant to the preliminary Prospectus and Exchange Offer, dated December 26, 2000 (the "Preliminary Prospectus"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wells Fargo Corporate Trust, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the 7 1/2% convertible subordinated debentures due September 15, 2001 (the "old junior subordinated debentures") pursuant to the Exchange Offer, a Letter of Transmittal (or facsimile thereof) or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, with any required signature guarantees and any other required documents must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                  The Exchange Agent for the Exchange Offer is:
                           Wells Fargo Corporate Trust

By Registered & Certified Mail:       By Regular Mail or Overnight Courier:
WELLS FARGO BANK MINNESOTA, N.A.      WELLS FARGO BANK MINNESOTA, N.A.
Corporate Trust Operations            Corporate Trust Operations
MAC N9303-121                         MAC N9303-121
PO Box 1517                           Sixth & Marquette Avenue
Minneapolis, MN 55480                 Minneapolis, MN 55479

In Person by Hand Only:               By Facsimile (for Eligible Institutions
                                      Only): (612) 667-4927
WELLS FARGO BANK MINNESOTA, N.A.
12th Floor - Northstar
East Building                         For Information or Confirmation by
Corporate Trust Services              Telephone:(800) 344-5128
608 Second Avenue South
Minneapolis, MN

     Delivery of this instrument to an address other than as set forth above, or transmission via facsimile to a number other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to CII Financial the principal amount of old junior subordinated debentures set forth below pursuant to the guaranteed delivery procedure described in the "The Exchange Offer--Procedures for Exchanging Debentures--Guaranteed Delivery" section of the Prospectus.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned, and hereunder shall be binding upon the heirs, personal representatives, executives, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

         You may withdraw tenders of debentures at any time prior to the expiration of the Exchange Offer, but the exchange consideration shall not be payable in respect of old junior subordinated debentures so withdrawn. Any permitted withdrawal of old junior subordinated debentures may not be rescinded, and any old junior subordinated debentures properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Withdrawn old junior subordinated debentures may, however, be re-tendered by again following one of the appropriate procedures described in the Preliminary Prospectus at any time prior to the expiration of the Exchange Offer.

                            PLEASE SIGN AND COMPLETE

Signature(s) of holder(s) of             Address:
old junior subordinated
debentures or authorized signatory:
====================================     ======================================
------------------------------------     --------------------------------------


Name(s) of holder(s) of                  Area Code & Telephone No.:
old junior subordinated debentures:
------------------------------------     -------------------------------------
------------------------------------
------------------------------------     -------------------------------------

                                         Area Code & Fax No.:
                                         --------------------------------------

                                         --------------------------------------

Principal amount of old junior           If old junior subordinated debentures
subordinated debentures:                 will be delivered by book-entry
                                         transfer at The Depository Trust
                                         Company, please provide the account
____________________________________     number

                                         DTC Account No.  _____________________







Certificate No(s). of old junior
subordinated debentures
---------------------------------------


Date:  ________________________________



     This Notice of Guaranteed Delivery must be signed by the holder(s) of the old junior subordinated debentures exactly as their name(s) appear(s) on certificates for old junior subordinated debentures, or on a security position listing, or by persons authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery, if signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
------------------- -----------------------------------------------------------
------------------- -----------------------------------------------------------

------------------- -----------------------------------------------------------
------------------- -----------------------------------------------------------
Capacity:
------------------- -----------------------------------------------------------
------------------- -----------------------------------------------------------

------------------- -----------------------------------------------------------
------------------- -----------------------------------------------------------
Address(es):
------------------- -----------------------------------------------------------
------------------- -----------------------------------------------------------

------------------- -----------------------------------------------------------
------------------- -----------------------------------------------------------

------------------- -----------------------------------------------------------
------------------- -----------------------------------------------------------

------------------- -----------------------------------------------------------
------------------- -----------------------------------------------------------
                    Do not send old junior subordinated debentures with this form. The old junior subordinated debentures should be sent to the Exchange Agent together with a properly completed and duly executed Letter of Transmittal.

                                    Guarantee

                    (Not to be used for signature guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or a correspondent in the United States, hereby (1) represents that each holder of old junior subordinated debentures on whose behalf this tender is being made "own(s)" the old junior subordinated debentures tendered hereby within the meaning of Rule 14e-4 under the United States Securities Exchange Act of 1934, as amended, (2) represents that such tender of old junior subordinated debentures complies with such Rule 14e-4, and
(3) guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with certificates representing the old subordinated debentures tendered hereby in proper form for transfer (or confirmation of the book-entry of such old junior subordinated debentures into DTC's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Exchanging Debentures," including delivery of an Agent's Message (as defined in the Letter of Transmittal) in connection therewith), and required documents will be deposited by the undersigned with DTC.




Name of Firm:  ______________________
                                            -----------------------------------
                                            Authorized Signature
Address:  ___________________________

------------------------------------
Area Code & Telephone No.:                  Name:

                                            Title:

                                            Date: